UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              __________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): February 8, 2006

                         AUTOMATIC DATA PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                         1-5397               22-1467904
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(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                 File Number)        Identification No.)


 One ADP Boulevard, Roseland, New Jersey                             07068
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (973) 974-5000
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2006, the Registrant issued a press release announcing that it has entered into an agreement to sell its Claims Services business ("CSG") to Solera, Inc. The press release includes certain financial information for prior periods which has been updated to account for CSG as a discontinued operation.

A copy of the press release is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 7.01         REGULATION FD DISCLOSURE.



On February 8, 2006, the Registrant entered into an agreement to sell CSG to Solera, Inc.

A copy of the press  release  announcing  such sale is  furnished  herewith as
Exhibit 99.1 and is hereby incorporated by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (c)        Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

     EXHIBIT
      NUMBER                        DESCRIPTION
      ------                        -----------

       99.1        Press Release issued by the Registrant on February 9, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2006

                                         AUTOMATIC DATA PROCESSING, INC.



                                         By: /s/ Karen E. Dykstra
                                            -----------------------------------
                                             Name:  Karen E. Dykstra
                                             Title: Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------

     99.1        Press Release issued by the Registrant on February 9, 2006.